March 1, 2001

Delaware Group Equity Funds III

Delaware American Services Fund
Delaware Large Cap Growth Fund
Delaware Research Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund

Supplement to the Statement of Additional Information
Dated August 29, 2000

        Beginning March 1, 2001, Delaware Management Company has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Delaware American Services Fund (the "Fund") and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 1.20% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses). This waiver of fees and payment of expenses will be extended through February 28, 2002.

        From the commencement of operations through February 28, 2001, Delaware Distributors, L.P. elected to voluntarily waive 12b-1 Plan expenses for each Class of the Fund. Beginning March 1, 2001, the Fund commenced paying 12b-1 Plan expenses of an amount up to 0.30% (currently set at 0.25% by the Board of Trustees) of average daily net assets for Class A shares and 1.00% for Class B and Class shares.